IDEX UNIVERSE 401(K)(SM)PLAN APPLICATION
MAIL TO: IDEX DEFINED  CONTRIBUTION  SERVICES  /bullet/  P.O. BOX 8705  /bullet/
                             BOSTON, MA 02266-8705

                             1. ACCOUNT REGISTRATION
_______________________________________________________________________________
Plan Name
_______________________________________________________________________________
Address
_______________________________________________________________________________
City                           State                           ZIP
_______________________________________________________________________________

Employer I.D. Number:     ______________________________


                             2. INVESTMENT SELECTION
/bullet/  Maximum of Eight Choices:
/bullet/  CEF - Money Market Portfolio
/bullet/  CEF - Government Securities Portfolio
IDEX II Series Fund:
/bullet/  Growth Portfolio
/bullet/  Global Portfolio
/bullet/  Flexible Income Portfolio
/bullet/  Income Plus Portfolio
/bullet/  Balanced Portfolio
/bullet/  Capital Appreciation Portfolio
/bullet/  Aggressive Growth Portfolio
/bullet/  Equity-Income Portfolio
/bullet/  Tactical Asset Allocation Portfolio
/bullet/  C.A.S.E. Portfolio
/bullet/  Class of Shares    /bullet/ A  /bullet/ B  /bullet/ C
/bullet/  Dividends and Capital Gains will be reinvested.

                          3. REPRESENTATIVE INFORMATION


_______________________________________________________________________________
Representative Name                                   Rep Number

_______________________________________________________________________________
Dealer Name                                           Dealer Number

_______________________________________________________________________________
Branch Office Address                                 Branch Number

_______________________________________________________________________________
Branch Office City, State, Zip Code                   Telephone Number

                                  4. SIGNATURES

In accordance with the terms and conditions in this form, the 401(k) Plan Document and Adoption Agreement, the current Prospectuses I have received, read and understood, please establish these accounts. By signing this form, I certify that I have full authority and legal capacity to purchase shares of the Fund(s), and affirm that I have received current Prospectuses and agree to be bound by their terms. Under penalties of perjury, I certify that the Employer
Identification Number stated in Section I is correct. If an EIN was not provided, I certify that I have applied for one and am waiting for one to be issued.


------------------------------------       -------------------------------------
Signature of Employer                      Date


-------------------------------------      -------------------------------------
Print Name and Title                       State in which application is signed

            P.O. Box 9015 /bullte Clearwater, FL /bullet/ 34618-9015
                  Principal Underwriter: InterSecurities, Inc.

                                                                   June 6, 1996